This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


                              THE JAPAN FUND, INC.

                                Semiannual Report
                                  June 30, 1997



                         A pure no-load(TM) mutual fund


                         Scudder, Stevens & Clark, Inc.
                               Investment Manager

THE JAPAN FUND, INC.

CONTENTS

Portfolio Management Discussion                               3
   Reviews the period's investing strategies,
   financial markets, and economic conditions
Performance Update                                            6
Portfolio Summary                                             7
Investment Portfolio                                          8
   Itemized list of your Fund's portfolio
   holdings
Financial Statements                                         13
Financial Highlights                                         16
Notes to Financial Statements                                17
Officers and Directors                                       23
How to Contact The Japan Fund                        Back cover

                                                 Portfolio Management Discussion

Dear Shareholders,

     The Japanese stock market rallied from depressed levels in the first six months of 1997. While the yen continued to weaken through April, growing evidence that the Japanese trade surplus is resurging led to a dramatic reversal in May, and the yen strengthened to 1996-end levels by the end of June. As a result, the Tokyo Stock Price Index (TOPIX) returned 7.60% for dollar-based investors in the first six months of 1997, with 5.63% return from yen-based appreciation of the TOPIX and 1.97% from yen appreciation versus the dollar. In the same period, The Japan Fund outperformed the TOPIX, the Fund's benchmark index, by a significant margin, returning 17.22% to our shareholders. The Fund's outperformance was largely attributable to stock selection and the strong performance of the Fund's core holdings, such as Nichiei, Shohkoh Fund, Sony, Canon, Orix, Ricoh, Tokyo Electron and Pioneer. Over the twelve months ended June 31, 1997, The Japan Fund returned 0.54%, in contrast to the TOPIX return of -12.32%.

                            An Improving Environment

     The strength of the market over the last six months reflects a number of improvements in Japanese fundamentals. First, there is growing evidence that the Japanese economy is emerging from the deflationary spiral of 1990-1995. The rent and land prices of prime real estate appear to be stablilizing, consumer and wholesale price indicators are recovering, and the job offer/applicant ratio has been improving, suggesting a better employment outlook. Second, the Japanese financial system risk appears to be largely contained, with the largest banks now making significant strides in the provisioning for, and write-offs of, bad debts. Third, the management of many Japanese corporations appears to be increasingly conscious of shareholder returns. The number of companies which have announced large scale share buybacks is growing, with visible positive effects on the stock prices of those companies. Moreover, a growing number of corporate managers we interview are focusing on return on equity as a key management goal, and some, such as Tokyo Electron, Sony, and Orix, have recently introduced stock options as a part of management compensation schemes. Greater focus by management on stock market performance could attract new investment from pension and foreign money and help absorb some of the overhang as keiretsu company cross holdings are unwound.

The Japan Fund, Inc.

     While the overall tone of the Japanese stock market continued to improve in the first half of 1997, there were large disparities in performance within the Japanese equity market. The leading sectors, such as real estate, insurance, electronics, other financials, pharmaceuticals, and communications surged over 15%, while the worst-performing sectors, such as airlines, securities, shipping, construction, and utilities declined over 7%. As deregulation continues to proceed at an uneven pace among industries, we believe that the market is distinguishing the "winners" from the "losers." Sectors which benefit from deregulation, such as other financials, electronics, and communications continued to outperform, while industries which face new risks from deregulation, such as airlines, securities, shipping, construction, and utilities all have been laggards.

                     Focus on Beneficiaries of Deregulation

     The Japan Fund continues to position itself in the companies that we believe will be the "winners" in Japan's more deregulated environment. These include the leading technology companies which should benefit from the forthcoming digital information revolution, as well as the leading domestic companies with clear competitive strengths, adaptability to change, excess cash generation or clear restructuring benefits. The Fund also continues to hold smaller, entrepreneurial growth companies that are driving the growth of Japan's new services and may emerge as the blue chips of tomorrow. Major positions which have been added in the first six months of 1997 include Tokyo Electron, one of the world's largest semiconductor production equipment makers, Orix, Japan's leading and the most globalized non-bank financial company, and semiconductor and telecommunications manufacturer NEC.

     We have also sought to control the various risks in the portfolio. In fact, we believe that the Fund's risk control methodology is one of the major benefits of our investment style. Because the efficacy of the valuation indicators for Japanese stocks has changed in the last year, we have undertaken a more comprehensive valuation analysis of our investments, assessing indicators -- such as price-to-earnings, price-to-cash flow, and dividend yield -- both relative to current market levels and to the company's historical levels. We have also emphasized greater control of risks under a range of scenarios, focusing on the sensitivity of the portfolio to changes in various economic

                                                 Portfolio Management Discussion

variables, such as the currency, interest rates, and economic growth rates.

     Because the prospects for the yen in particular appeared increasingly uncertain over the last few months, we have attempted to reduce the Fund's sensitivity to the performance of dollar earners, by taking profits on such holdings as Bridgestone, Sumitomo Metal and Mining, and reducing the Fund's consumer electronics positions. In turn, the Fund has added new positions in Nippon Oil and Hokuetsu Paper, and specialty retail companies such as Fast Retailing and Senshukai, all of which have strong competitive positions, attractive valuations, and should benefit from yen appreciation. We have also attempted to offset the currency risk of holding a major position in the global technology companies by continuing to underweight other highly currency-sensitive sectors, such as autos, shipbuilding, and shipping. In doing so, we seek to position the Japan Fund to perform well on the basis of stock selection, regardless of the currency level.

                           More Reasonable Valuations

     Looking forward, while near term prospects appear to be clouded by the direction of the yen and the temporary fall-off in growth from the imposition of the consumption tax hike in April, we believe that the major point for longer-term investors in Japan is that the country's longest post-war recession -- which was accompanied by severe price and asset deflation -- now appears to be over. Valuations in the Japanese stock market in terms of price-to-book and price-to-cash flow ratios are no longer expensive by global standards, and an increasing number of Japanese corporate managers are focusing more heavily on shareholder returns. In short, we believe that opportunities in Japan for long-term investors are expanding, and we thank you for your continued investment in The Japan Fund.

Sincerely,

/s/Lynn Birdsong                    /s/Henry Rosovsky
Lynn Birdsong,                      Henry Rosovsky,
President                           Chairman

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of June 30, 1997
-----------------------------------------------------------------
THE JAPAN FUND, INC.
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
6/30/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $ 10,054      0.54%    0.54%
5 Year     $ 12,760     27.60%    4.99%
10 Year    $ 13,239     32.39%    2.85%

---------------------------------------
TOPIX
---------------------------------------
1 Year     $  8,768    -12.32%  -12.32%
5 Year     $ 14,409     44.09%    7.57%
10 Year    $ 10,500      5.00%    0.49%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

THE JAPAN FUND, INC.
Year            Amount
----------------------
'87            $10,000
'88            $11,373
'89            $11,735
'90            $13,924
'91            $12,992
'92            $10,376
'93            $13,337
'94            $15,592
'95            $11,336
'96            $13,168
'97            $13,239

TOPIX
Year            Amount
----------------------
'87            $10,000
'88            $11,835
'89            $12,409
'90            $11,302
'91            $ 9,734
'92            $ 7,287
'93            $11,218
'94            $12,817
'95            $10,730
'96            $11,975
'97            $10,500

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 17.55   $ 14.76  $ 13.01  $ 11.51  $  9.01  $ 11.57  $ 12.71  $  8.44  $  9.77  $  9.62
INCOME DIVIDENDS..   $   .14   $   .06  $   .06  $   .09  $     -  $   .01  $   .27  $     -  $   .03  $   .17
CAPITAL GAINS
DISTRIBUTIONS.....   $  7.80   $  3.55   $ 4.24  $   .52  $   .21  $     -  $   .39  $   .96  $     -  $     -
FUND TOTAL
RETURN (%)........     13.73      3.18    18.66    -6.69   -20.14    28.54    16.91   -27.29    16.16     0.54
INDEX TOTAL
RETURN (%)........     18.33      4.84    -8.94   -13.88   -25.13    53.93    14.25   -16.27    11.60   -12.32

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    97%
Foreign Debt                        2%
Cash Equivalents                    1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Given our favorable long-term
outlook, the Fund is
essentially fully invested in
Japanese equities

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes 1% Cash Equivalents)
---------------------------------------------------------------------------
Manufacturing                      20%
Consumer Discretionary             16%
Financial                          14%
Technology                         13%
Consumer Staples                   12%
Service Industries                  7%
Metals & Minerals                   5%
Construction                        3%
Communications                      3%
Other                               7%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Many Japanese manufacturers
are potential beneficiaries of
restructuring efforts

---------------------------------------------------------------------------
TEN LARGEST HOLDINGS (34% of Portfolio)
---------------------------------------------------------------------------
1.   TOKYO ELECTRON LTD.
     Leading semiconductor production equipment manufacturer

2.   ORIX CORP.
     Major leasing company

3.   SECOM CO., LTD.
     Electronic security system operator

4.   RICOH CO., LTD.
     Leading maker of copiers and information equipment

5.   NICHIEI CO., LTD.
     Finance company for small- and medium-sized firms

6.   CANON INC.
     Leading producer of visual image and information equipment

7.   H. I. S. CO., LTD.
     Leading airline discount ticket seller

8.   SHOHKOH FUND & CO., LTD.
     Finance company for small- and medium-sized firms

9.   PIONEER ELECTRONICS CORP.
     Leading manufacturer of audio equipment

10.  HITACHI LTD.
     General electronics manufacturer

Top Holdings include recent
additions Tokyo Electron and
Orix Corp.
---------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page
8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


THE JAPAN FUND, INC.
INVESTMENT PORTFOLIO  as of June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------
                              % of           Principal                                                Market
                            Portfolio       Amount (b)                                              Value ($)
--------------------------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                              0.2%            REPURCHASE AGREEMENTS
                                     -------------------------------------------------------------------------
                                               944,000  Repurchase Agreement with Donaldson,
                                                         Lufkin & Jenrette dated 6/30/97 at 5.9% to
                                                         be repurchased on 7/1/97 at $944,158
                                                         collateralized by a $780,000 U.S. Treasury
                                                         Bond, 10.75%, 5/15/03 (Cost $944,000) ..     944,000
                                                                                                  -----------
                                     -------------------------------------------------------------------------
                              1.0%            U.S. TREASURY OBLIGATIONS
                                     -------------------------------------------------------------------------
                                             5,000,000  U.S. Treasury Bill, 8/21/97
                                                         (Cost $ 4,964,964) (c) .................   4,964,964
                                                                                                  -----------
                                     -------------------------------------------------------------------------
                              1.6%            FOREIGN BONDS-NON U.S. $ DENOMINATED
                                     -------------------------------------------------------------------------
                                     JPY   577,000,000  Sony Corp., 0.15%, 3/30/01
                                                         (Cost $ 6,001,918) .....................   7,690,145
                                                                                                  -----------
                                     -------------------------------------------------------------------------
                              8.1%            CONVERTIBLE BONDS
                                     -------------------------------------------------------------------------
Media                        1.8%
Print Media                          JPY   225,000,000  Softbank Corp., 0.5%, 3/29/02 ...........   2,031,891
                                     JPY   666,000,000  Softbank Corp., 3/31/00 .................   6,868,615
                                                                                                  -----------
                                                                                                    8,900,506
                                                                                                  -----------
Manufacturing                2.0%
Industrial Specialty         0.8%    JPY   388,000,000  Nippon Electric Glass Co., Ltd.,
                                             2%, 3/29/02 ........................................   4,028,619
                                                                                                  -----------
Office Equipment/
Supplies                     1.2%    JPY   445,000,000  Ricoh Co., Ltd., 1.5%, 3/29/02 ..........   5,882,340
                                                                                                  -----------
Technology                   4.3%
Electronic Components/
Distributors                 0.7%    JPY   263,000,000  NIDEC, 1%, 9/30/03 ......................   3,437,519
                                                                                                   -----------
Electronic Data Processing   1.8%    JPY   314,000,000  Fujitsu Ltd., 1.9%, 3/29/02 .............   4,309,589
                                     JPY   316,000,000  Fujitsu Ltd., 1.95%, 3/31/03 ............   4,337,039
                                                                                                  -----------
                                                                                                    8,646,628
                                                                                                  -----------
Semiconductors               1.8%    JPY   232,000,000  NEC Corp., 1%, 9/30/11 ..................   2,382,550
                                     JPY   401,000,000  Tokyo Electron, Ltd., 0.9%, 9/30/03 .....   6,056,461
                                                                                                  -----------
                                                                                                    8,439,011
                                                                                                  -----------
                                                        Total Convertible Bonds
                                                        (Cost $32,838,915) ......................  39,334,623
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                          INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                              % of                                                                    Market
                            Portfolio         Shares                                                Value ($)
--------------------------------------------------------------------------------------------------------------
                                     -------------------------------------------------------------------------
                             89.1%            COMMON STOCKS
                                     -------------------------------------------------------------------------
Consumer Discretionary      13.7%
Department & Chain
Stores                       1.0%              150,000  Jusco Co., Ltd. .........................   5,065,003
                                                                                                  -----------
Recreational Products        4.3%              532,000  Shimano Inc. ............................  11,140,389
                                               197,100  Square Co., Ltd. ........................   9,716,560
                                                                                                  -----------
                                                                                                   20,856,949
                                                                                                  -----------
Specialty Retail             3.5%              119,000  Fast Retailing Co., Ltd. ................   3,841,724
                                               107,000  Ryohin Keikaku Co., Ltd. ................   8,439,752
                                               455,000  Senshukai ...............................   4,644,883
                                                                                                  -----------
                                                                                                   16,926,359
                                                                                                  -----------
Consumer Electronic &
Photographic Products        4.9%              570,000  Pioneer Electronics Corp. ...............  13,826,019
                                               110,000  Sony Corp. ..............................   9,588,169
                                                                                                  -----------
                                                                                                   23,414,188
                                                                                                  -----------
Consumer Staples            11.5%
Department & Chain
Stores                       2.2%              216,500  FamilyMart Co., Ltd. ....................  10,616,264
                                                                                                  -----------
Food & Beverage              5.7%              224,400  Ariake Japan Co., Ltd. ..................   8,575,796
                                               350,000  Fujicco Co., Ltd. .......................   4,702,905
                                               104,271  Genki Sushi Co., Ltd. ...................   1,683,111
                                               705,000  Nippon Meat Packers, Inc. ...............   9,103,918
                                               231,600  Rock Field Co., Ltd. ....................   3,516,133
                                                                                                  -----------
                                                                                                   27,581,863
                                                                                                  -----------
Package Goods/
Cosmetics                    2.0%              578,000  Shiseido Co., Ltd. ......................   9,531,629
                                                                                                  -----------
Textiles                     1.6%            1,678,000  Gunze, Ltd. .............................   7,642,579
                                                                                                  -----------
Communications               3.1%
Telephone/
Communications                                     873  DDI Corp. ...............................   6,444,097
                                                   892  Nippon Telegraph & Telephone Corp........   8,561,208
                                                                                                  -----------
                                                                                                   15,005,305
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.


THE JAPAN FUND, INC.
--------------------------------------------------------------------------------------------------------------
                              % of                                                                    Market
                            Portfolio         Shares                                                Value ($)
--------------------------------------------------------------------------------------------------------------
Financial                   13.7%
Other Financial
Companies                   12.8%              156,000  Japan Associated Finance Co. ............  12,250,240
                                               133,876  Nichiei Co., Ltd. .......................  15,535,737
                                               272,400  Orix Corp. ..............................  20,178,658
                                                46,500  Shohkoh Fund & Co., Ltd. ................  14,078,614
                                                                                                  -----------
                                                                                                   62,043,249
                                                                                                  -----------

Real Estate                  0.9%              300,000  Mitsubishi Estate Co., Ltd. .............   4,345,171
                                                                                                  -----------
Media                        0.7%
Broadcasting &
 Entertainment               0.3%               27,000  Sony Music Entertainment (Japan) Inc. ...   1,265,073
                                                                                                  -----------
Print Media                  0.4%               27,300  Softbank Corp. ..........................   1,745,999
                                                                                                  -----------
Service Industries           6.9%
Miscellaneous
Commercial Services          3.9%              384,000  Itochu Corp. ............................   2,067,254
                                               229,000  Secom Co., Ltd. .........................  16,803,856
                                                                                                  -----------
                                                                                                   18,871,110
                                                                                                  -----------
Miscellaneous
Consumer Services            3.0%              275,800  H.I.S. Co., Ltd. ........................  14,558,852
                                                                                                  -----------
Durables                     2.7%
Automobiles                                    358,100  Kyokuto Kaihatsu Kogyo Co., Ltd. ........   4,436,803
                                             1,195,000  ShinMaywa Industries, Ltd. ..............   8,414,318
                                                                                                  -----------
                                                                                                   12,851,121
                                                                                                  -----------
Manufacturing               17.6%
Containers & Paper           1.6%            1,257,000  Hokuetsu Paper Mills, Ltd. ..............   7,644,438
Diversified                                                                                       -----------
Manufacturing                2.4%              439,000  Mitsubishi Heavy Industries, Ltd. .......   3,366,905
                                               497,000  Sumitomo Electric Industries, Ltd. ......   8,325,975
                                                                                                  -----------
                                                                                                   11,692,880
                                                                                                  -----------

Electrical Products          4.6%            1,198,000  Hitachi, Ltd. ...........................  13,379,635
                                               795,000  Matsushita Electric Works, Inc. .........   9,017,538
                                                                                                  -----------
                                                                                                   22,397,173
                                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                          INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                              % of                                                                    Market
                            Portfolio         Shares                                                Value ($)
--------------------------------------------------------------------------------------------------------------
Machinery/Components/
Controls                     1.1%               11,550  Keyence Corp. ..........................    1,713,201
                                                44,800  SMC Corp. ..............................    3,783,823
                                                                                                 ------------
                                                                                                    5,497,024
                                                                                                 ------------
Office Equipment/
Supplies                     7.9%              551,000  Canon Inc. .............................   14,999,738
                                               122,000  Kokuyo Corp. ...........................    3,299,887
                                               756,000  Ricoh Co., Ltd. ........................    9,894,425
                                               119,100  Riso Kagaku Corp. ......................    9,768,258
                                                                                                 ------------
                                                                                                   37,962,308
                                                                                                 ------------
Technology                   8.7%
Electronic Components/
Distributors                 1.4%              137,100  Nidec Corp. ............................    6,698,892
                                                                                                 ------------
Semiconductors               7.3%              113,000  Advantest Corp. ........................    8,676,381
                                               783,000  NEC Corp. ..............................   10,930,983
                                               323,200  Tokyo Electron Ltd. ....................   15,453,590
                                                                                                 ------------
                                                                                                   35,060,954
                                                                                                 ------------
Energy                       1.7%
Oil & Gas Production                         1,499,000  Nippon Oil Co., Ltd. ...................    8,200,619
                                                                                                 ------------
Metals & Minerals            4.6%
Steel & Metals                               1,243,000  Kawasaki Steel Corp. ...................    4,045,362
                                             2,999,000  Nisshin Steel Co., Ltd. ................    7,850,100
                                             3,606,000  Sumitomo Metal Industries, Ltd. ........   10,257,011
                                                                                                 ------------
                                                                                                   22,152,473
                                                                                                 ------------
Construction                 3.1%
Homebuilding                 0.1%               43,000  Hosoda Corp. ...........................      292,645
                                                                                                 ------------
Miscellaneous                3.0%            1,069,000  Daito Trust Construction Co., Ltd. .....   12,591,833
                                               480,000  Toshiba Engineering &
                                                         Construction Co., Ltd. ................    2,261,583
                                                                                                 ------------
                                                                                                   14,853,416
                                                                                                 ------------
Transportation               1.1%
Railroads                                      848,000  Tokyu Corp. ............................    5,260,693
                                                                                                 ------------
                                                        Total Common Stocks (Cost
                                                         $398,982,550) .........................  430,034,229
                                                                                                 ------------
                                                        Total Investment Portfolio --
                                                         100.0% (Cost $443,732,347) (a) ........ $482,967,961
                                                                                                 ============

    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $459,104,122. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $23,863,839. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $56,175,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $32,311,751.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

(c) At June 30, 1997, these securities, in whole or in part, were pledged to cover initial margin requirements on open futures contracts.

     At June 30, 1997, open futures contracts purchased were as follows:

                                                  Aggregate        Market
     Futures         Expiration     Contracts   Face Value ($)    Value ($)
     -------         ----------     ---------   --------------    ---------
     Nikkei 225      Sept. 1997        60        10,622,890      10,502,482

     Total net unrealized depreciation on open futures
     contracts purchased .....................................       (120,408)
                                                                     =========

     Currency Abbreviations
     JPY      Japanese Yen

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $443,732,347) .            $482,967,961
Foreign currency holdings, at market (identified
   cost $37,150,656) ..................................              36,996,918
Receivable on investments sold ........................                 381,805
Receivable on fund shares sold ........................               1,675,121
Daily variation margin on open futures contracts ......                 104,261
Dividends and interest receivable .....................               1,140,639
Other assets ..........................................                  12,927
                                                                   ------------
   Total assets .......................................             523,279,632
Liabilities
Payable for investments purchased ..................... $3,255,267
Payable for bank overdrafts ...........................     13,685
Payable for fund shares redeemed ......................  2,558,114
Accrued management fee ................................    318,496
Other payables and accrued expenses ...................    441,781
                                                        ----------
   Total liabilities ..................................               6,587,343
                                                                   ------------
Net assets, at market value ...........................            $516,692,289
                                                                   ============
Net Assets Net assets consist of:
   Accumulated distributions in excess of net
      investment income ...............................            $(15,275,093)
   Net unrealized appreciation (depreciation) on:
      Investments .....................................              39,235,614
      Futures .........................................                (120,408)
      Foreign currency related transactions ...........                 (47,246)
   Accumulated net realized loss ......................             (34,593,930)
   Paid-in capital ....................................             527,493,352
                                                                   ------------
Net assets, at market value ...........................            $516,692,289
                                                                   ============
Net asset value, offering and redemption price per
   share ($516,692,289/53,726,564 outstanding
   shares of capital stock, $.333 par value,
   600,000,000 shares authorized) .....................                   $9.62
                                                                         ======

    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Income:

Dividends (net of withholding taxes of $236,844) ......              $1,342,117
Interest (net of withholding taxes of $12,913) ........                 788,188
                                                                    -----------
                                                                      2,130,305

Expenses:

Management fee ........................................  $ 1,507,916
Shareholder and Transfer Agent services ...............      281,619
Officers and directors fees and expenses ..............       91,694
Custodian and accounting fees .........................      143,325
Reports to shareholders ...............................       39,545
Legal .................................................      107,668
Auditing ..............................................       27,524
Registration fees .....................................       42,846
Other .................................................       32,052  2,274,189
                                                         ----------------------
Net investment loss ...................................                (143,884)
                                                                    -----------
Net realized and unrealized gain (loss) on investment transactions

Net realized gain (loss) from:
   Investments ........................................    1,595,376
   Futures ............................................    1,023,788
   Foreign currency related transactions ..............       (9,366) 2,609,798
                                                         -----------
Net unrealized appreciation (depreciation) during the period on:

   Investments ........................................  69,458,149
   Futures ............................................    (120,408)
   Foreign currency related transactions ..............     (60,820) 69,276,921
                                                         ----------------------
Net gain on investment transactions ...................              71,886,719
                                                                    -----------
Net increase in net assets resulting from operations ..             $71,742,835
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended            Year
                                                     June 30,           Ended
                                                       1997         December 31,
Increase (Decrease) in Net Assets                   (Unaudited)         1996
--------------------------------------------------------------------------------
Operations:
Net investment loss ............................  $  (143,884)     $ (1,630,209)
Net realized gain (loss) from investment
   transactions ................................    2,609,798            44,197
Net unrealized appreciation (depreciation)
   on investment transactions
   during the period ...........................   69,276,921       (48,654,817)
                                                  -----------      ------------
Net increase (decrease) in net assets
   resulting from operations ...................   71,742,835       (50,240,829)
                                                  -----------      ------------
Distributions to shareholders:
In excess of net investment income .............   (5,188,304)       (3,998,120)
                                                  -----------      ------------
Fund share transactions:
Proceeds from shares sold ......................  223,737,092       187,023,459
Net asset value of shares issued to
   shareholders in reinvestment of
   distributions ...............................    4,229,743         3,312,548
Cost of shares redeemed ........................ (163,793,039)     (298,937,269)
                                                  -----------      ------------
Net increase (decrease) in net assets from .....
   Fund share transactions .....................   64,173,796      (108,601,262)
                                                  -----------      ------------
Increase (decrease) in net assets ..............  130,728,327      (162,840,211)
Net assets at beginning of period ..............  385,963,962       548,804,173
                                                  -----------      ------------
Net assets at end of period (including
   accumulated distributions in excess of
   net investment income of $15,275,093 and
   of $9,942,905, respectively) ................  $516,692,289     $385,963,962
                                                  ============     ============
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ......   46,358,011        58,139,460
                                                  -----------      ------------
Shares sold ....................................   26,209,610        20,114,876
Shares issued to shareholders in
   reinvestment of distributions ...............      550,748           380,640
Shares redeemed ................................  (19,391,805)      (32,276,965)
                                                  -----------      ------------
Net increase (decrease) in Fund shares .........    7,368,553       (11,781,449)
                                                  -----------      ------------
Shares outstanding at end of period ............   53,726,564        46,358,011
                                                  ============     ============

    The accompanying notes are an integral part of the financial statements.

THE JAPAN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                         Six months
                       Ended June 30,                           Years Ended December 31,
                          1997 (a)   -------------------------------------------------------------------------------------
                         (Unaudited) 1996(a)  1995   1994(a)  1993(a)   1992     1991     1990     1989    1988     1987
                          ---------  -------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...  $ 8.33    $9.44   $10.50  $10.33    $8.90   $10.69   $10.76   $14.27   $16.24  $16.97   $20.28
                           ------    -----   ------  ------    -----   ------   ------   ------   ------  ------   ------
Income from investment
  operations:
  Net investment
   income (loss) ........      --     (.03)    (.01)   (.05)    (.05)    (.05)    (.03)     .09      .04     .04      .16
  Net realized and
   unrealized gain (loss)
   on investments .......    1.41    (1.00)    (.94)    1.07    2.15    (1.74)     .37    (2.41)    1.66    3.13     5.81
                           ------    -----   ------  ------    -----   ------   ------   ------   ------  ------   ------
Total from investment
  operations ............    1.41    (1.03)    (.95)    1.02    2.10    (1.79)     .34    (2.32)    1.70    3.17     5.97
                           ------    -----   ------  ------    -----   ------   ------   ------   ------  ------   ------
Less distributions:
  From net investment
   income ...............      --       --       --       --      --       --       --     (.09)    (.08)   (.02)    (.20)
  In excess of net
   investment income ....   (.12)     (.08)      --       --    (.28)      --       --       --       --      --       --
  From net realized
   gains on investment
   transactions .........      --       --       --     (.80)   (.39)      --     (.41)   (1.10)   (3.59)  (3.88)   (9.08)
  In excess of net
   realized gains .......      --       --     (.11)    (.05)     --       --       --       --       --      --       --
                           ------    -----   ------  ------    -----   ------   ------   ------   ------  ------   ------
  Total distributions ...   (.12)     (.08)    (.11)    (.85)   (.67)      --     (.41)   (1.19)   (3.67)  (3.90)   (9.28)
                           ------    -----   ------  ------    -----   ------   ------   ------   ------  ------   ------
Net asset value,
   end of period ........  $ 9.62    $8.33   $ 9.44   $10.50  $10.33    $8.90   $10.69   $10.76   $14.27  $16.24   $16.97
                           ======    =====   ======   ======  ======    =====   ======   ======   ======  ======   ======
Total Return (%) ........   17.22** (10.92)   (9.07)   10.03   23.64   (16.74)    3.11   (16.36)   11.63   19.40    33.01
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ...     517      386      549      586     471      409      335      313      401     404      394
Ratio of operating
  expenses to average
  daily net assets (%) ..    1.16*    1.16     1.21     1.08    1.25     1.42     1.26     1.05     1.02    1.01      .90
Ratio of net investment
  income (loss) to
  average daily net
  assets (%) ............    (.07)*   (.34)    (.24)    (.40)   (.47)    (.31)    (.15)     .72      .34     .28      .41
Portfolio turnover rate
  (%) ...................    63.4*    72.6     69.9     74.3    81.7     47.0     46.4     52.7     60.4    38.8     34.0
Average commission
  rate paid (b) .........  $.0425   $.0444     $ --     $ --    $ --     $ --     $ --     $ --     $ --    $ --     $ --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.
*    Annualized
**   Not Annualized

                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies
--------------------------------------------------------------------------------
The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $30,683,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until, December 31, 2003 ($23,266,000) and December 31, 2004 ($7,417,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $5,813,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities
--------------------------------------------------------------------------------
For the six months ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $157,741,839 and $121,153,827, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1997 was $44,911,924 and $34,289,034, respectively.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

C. Related Parties
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the six months ended June 30, 1997, the fee pursuant to the Management Agreement amounted to $1,507,916, which was equivalent to an annual effective rate of .77% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1997, the amount charged to the Fund by SSC aggregated $271,291, of which $45,878 is unpaid at June 30, 1997.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1997, the Officers and Directors fees and expenses aggregated $65,150.

THE JAPAN FUND, INC.
--------------------------------------------------------------------------------

D. Directors' Retirement Benefits
--------------------------------------------------------------------------------
Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the six months ended June 30, 1997, Directors' retirement benefits amounted to $26,544. At June 30, 1997, the Fund has accrued $206,713 for such benefits.

E. Lines of Credit
--------------------------------------------------------------------------------
The Fund and several affiliated funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                                                          OFFICERS AND DIRECTORS

Henry Rosovsky
Chairman of the Board and Director
Professor, Harvard University;
Director, Corning Inc., Paine Webber Group

Lynn Birdsong*
President

William L. Givens
Director
President, Twain Associates

William H. Gleysteen, Jr.
Director
Consultant; Guest Scholar, Brookings Institute

John F. Loughran
Director
Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
President and CEO, ORIX Corporation

William V. Rapp
Director
Academic Director, International Relations, Yale University;
Senior Research Fellow, Columbia University;
Managing Director, Rue Associates

O. Robert Theurkauf*
Director

Shoji Umemura
Director
Board Counselor, The Nikko Securities Co., Ltd.;
Counselor, Tokyo Stock Exchange;
Advisor, Japan Securities Dealers Association, Association of Tokyo Stock Exchange Regular Members;
Director, The Securities Analysts Association of Japan;
Advisor, Japan Association of Corporate Executives;
Associate Advisor, Tokyo Chamber of Commerce and Industry;
Vice President, Japan-Korea Economic Association;
Member, Executive Board, Waseda University; Chairman, Congregation, Waseda University

Hiroshi Yamanaka
Director
Advisor to the Board, The Meiji Mutual Life Insurance Company; Lifetime Executive Director, Japan Association of Corporate Executives; Vice Chairman, The Security Analysts Association of Japan; Governor, Board of Governors, Tokyo Stock Exchange; Auditor, The Bank of Tokyo-Mitsubishi, Ltd., The Mitsubishi Foundation, Mitsubishi Research Institute; Director, Kirin Brewery Co., Ltd., Seijo Gakuen; Doctor of Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Edward J. O'Connell*
Vice President

Miyuki Wakatsuki
Vice President
Manager, Nikko International Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

Thomas F. McDonough*
Assistant Secretary

Pamela A. McGrath*
Assistant Treasurer

HONORARY DIRECTORS

Tristan E. Beplat
Director, Daiwa Bank Trust Co., Yasuda Fire & Marine Insurance Co. of America, Pacific Forum, Farfield Maxwell, Ltd; Member, Advisory Council, East Asian Studies, Princeton University; Honorary Director, Japan Society, U.S.-Asia Institute, Radix Ventures, Inc.

Allan Comrie
Former Director, The Japan Fund, Inc.

Jonathan Mason
Former Chairman of the Board and Director, The Japan Fund, Inc.

James W. Morley
Professor of Political Science Emeritus, Columbia University

Robert G. Stone, Jr.
Former Chairman of the Board and Director, The Japan Fund, Inc., Chairman Emeritus and Director, Kirby Corporation

* Scudder Stevens & Clark, Inc.

                                     (logo)

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                         Scudder, Stevens & Clark, Inc.
                               Investment Manager